Regulatory Capital Matters	12 Months Ended
Dec. 31, 2015
Banking and Thrift [Abstract]
REGULATORY CAPITAL MATTERS
REGULATORY CAPITAL MATTERS
Banks and bank holding companies are subject to regulatory capital requirements administered by federal banking agencies. Capital adequacy guidelines and, additionally for banks, prompt corrective action regulations, involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet capital requirements can initiate regulatory action. Management believes as of December 31, 2015, the Bank met all capital adequacy requirements to which it is subject.
Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If only adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. At December 31, 2015 and 2014, the most recent regulatory notifications categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the institution’s category.
Actual and required Bank capital amounts and ratios are presented below at the dates indicated.

	Actual		Required For Capital Adequacy Purposes		Minimum Required To Be Well Capitalized Under Prompt Corrective Action Regulations
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(Dollars in thousands)
December 31, 2015 (1)
Total Capital to risk weighted assets Bank	$71,217	18.0%	$31,700	8.0%	$39,625	10.0%
Tier 1 (Core) Capital to risk weighted assets Bank	67,583	17.1	23,775	6.0	31,700	8.0
Tier 1 Common Equity Capital to risk weighted assets Bank	67,583	17.1	17,831	4.5	25,757	6.5
Tier 1 (Core) Capital to average assets Bank	67,583	13.3	20,317	4.0	25,397	5.0
December 31, 2014 (1)
Total Capital to risk weighted assets Bank	$67,729	19.2%	$28,277	8.0%	$35,346	10.0%
Tier 1 (Core) Capital to risk weighted assets Bank	64,134	18.1	14,138	4.0	21,207	6.0
Tier 1 (Core) Capital to average assets Bank	64,134	13.0	19,754	4.0	24,692	5.0

(1)
Basel III Capital Rules, which became effective for the Bank on January 1, 2015, revised the risk-based capital requirements and introduced a new capital measure, Tier 1 common capital to risk weighted assets. As a result, ratios as of December 31, 2015 are computed using the new rules and ratios as of December 31, 2014 are computed using the regulatory guidance applicable at that time.

In July 2013, the federal banking agencies published final rules (“Basel III Capital Rules”) that revise the regulatory capital rules to incorporate certain revisions by the Basel Committee on Banking Supervision. The phase-in period for the final rules began for the Bank on January 1, 2015, with full compliance with the final rules entire requirement phased in on January 1, 2019.
The Basel III Capital Rules (i) introduced a new capital measure called “Common Equity Tier 1” (“CET1”), (ii) specified that Tier 1 capital consists of CET1 and “Additional Tier 1 Capital” instruments meeting specified requirements, (iii) narrowly defined CET1 by requiring the most deductions/adjustments to regulatory capital measures be made to CET1 and not to the other components of capital, and (iv) expanded the scope of the deductions/adjustments compared to existing regulations.
When fully-phased in on January 1, 2019, the Basel III Capital Rules will require the Bank to maintain the following:

•
A minimum ratio of CET1 to risk weighted assets of at least 4.5%, plus a 2.5% “capital conservation buffer” (resulting in a minimum ratio of CET1 to risk weighted assets of at least 7% upon full implementation).

•	A minimum ratio of Tier 1 capital to risk weighted assets of at least 6.0%, plus the capital conservation buffer (resulting in a minimum Tier 1 capital ratio of 8.5% upon full implementation).

•
A minimum ratio of total capital (Tier 1 capital plus Tier 2 capital) to risk weighted assets of at least 8.0%, plus the capital conservation buffer (resulting in a minimum total capital ratio of 10.5% upon full implementation).

•	A minimum leverage ratio of 4.0%, calculated as the ratio of Tier 1 capital to average assets.
The Basel III Capital Rules also provide for a number of deductions from and adjustments to CET1 to be phased-in over a four-year period through January 1, 2019 (beginning at 40% on January 1, 2015 and an additional 20% per year thereafter). Examples of these include the requirement that mortgage servicing rights, deferred tax assets depending on future taxable income, and significant investments in non-consolidated financial entities be deducted from CET1 to the extent that any one such category exceeds 10% of CET1 or all such categories in the aggregate exceed 15% of CET1. Under current capital standards, the effects of accumulated other comprehensive income items included in capital are excluded for the purposes of determining regulatory capital ratios. Under the Basel III Capital Rules, the effects of certain accumulated other comprehensive items are not excluded; however, the Bank made a one-time permanent election to continue to exclude these items.
Finally, the Basel III Capital Rules prescribe a standardized approach for risk weightings that expand the risk weighting categories from the previous four Basel I-derived categories (0%, 20%, 50%, and 100%) to a much larger and more risk-sensitive number of categories depending on the nature of the assets, generally ranging from 0% for U.S. government and agency securities to 600% for certain equity exposures, resulting in higher risk weights for a variety of asset categories.
Management of the Bank believes they would meet all capital adequacy requirements under the Basel III Capital Rules on a fully-phased in basis as if such requirement were currently in effect as of December 31, 2015.
The Qualified Thrift Lender test requires at least 65% of assets be maintained in housing-related finance and other specified areas. If this test is not met, limits are placed on growth, branching, new investments, FHLB advances, and dividends, or the Bank must convert to a commercial bank charter. Management believes that this test is met at December 31, 2015.
Dividend Restrictions – The Parent Company’s principal source of funds for dividend payments is dividends received from the Bank. Banking regulations limit the amount of dividends that may be paid without prior approval of regulatory agencies. Under these regulations, the amount of dividends that may be paid in any calendar year is limited to the current year’s net profits combined with the retained net profits of the preceding two years, subject to the capital requirements described above. At December 31, 2015, the Bank could, without prior approval, declare dividends of approximately $2.2 million million to the Parent Company.